EXHIBIT 23.1
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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement Nos. 333-39627, 333-34312, 333-57244, 333-84312 and 333-104011 of Datawatch
Corporation on Form S-8 of our report dated December 27, 2004, appearing in the Annual Report on Form 10-K of Datawatch Corporation for the year ended September 30, 2004.



/s/ Deloitte and Touche LLP

Boston, Massachusetts
December 27, 2004